Filed under Rule 497(e) and 497(k)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

AIG Active Allocation Fund

AIG Multi-Asset Allocation Fund

(each “Fund” and, together, the “Funds”)

Supplement dated February 1, 2021

to the Funds’ Summary Prospectus and Prospectus,

as supplemented and amended to date

Effective immediately, in the section of each Fund’s Summary Prospectus and the Prospectus entitled “Fund Highlights: AIG Active Allocation Fund” and “Fund Highlights: AIG Multi-Asset Allocation Fund,” for each Fund, in the table under the heading “Portfolio Managers,” the information pertaining to Douglas Loeffler is deleted.

In the section of the Prospectus entitled “Fund Management – Portfolio Managers,” references to Douglas Loeffler are deleted and the paragraph beginning “AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund” is replaced with the following:

AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund. Investment decisions for each of the Funds are made by Manisha Singh. The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of the Fund’s shares.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_S5118AAS_2-21